UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 8, 2026

Commission	Registrant; State of Incorporation;	IRS Employer
File Number	Address; and Telephone Number	Identification No.

1-9513	CMS ENERGY CORPORATION (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-2726431

1-5611	CONSUMERS ENERGY COMPANY (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-0442310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
CMS Energy Corporation Common Stock, $0.01 par value	CMS	New York Stock Exchange
CMS Energy Corporation 5.625% Junior Subordinated Notes due 2078	CMSA	New York Stock Exchange
CMS Energy Corporation 5.875% Junior Subordinated Notes due 2078	CMSC	New York Stock Exchange
CMS Energy Corporation 5.875% Junior Subordinated Notes due 2079	CMSD	New York Stock Exchange
CMS Energy Corporation, Depositary Shares, each representing a 1/1,000th interest in a share of 4.200% Cumulative Redeemable Perpetual Preferred Stock, Series C	CMS PRC	New York Stock Exchange
Consumers Energy Company Cumulative Preferred Stock, $100 par value: $4.50 Series	CMS-PB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company:  CMS Energy Corporation ☐        Consumers Energy Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  CMS Energy Corporation ☐  Consumers Energy Company ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 8, 2026 and May 11, 2026, CMS Energy Corporation (“CMS Energy”) submitted to the Michigan Department of Licensing and Regulatory Affairs Certificates of Amendment to the CMS Energy Restated Articles of Incorporation. These amendments incorporate the increase in number of authorized shares of common stock and the shareholders ability to call a special meeting and were approved by the shareholders as set forth below. A copy of the amendments is attached as exhibit 3.1 and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

CMS ENERGY CORPORATION

At the CMS Energy 2026 annual meeting of shareholders held on May 8, 2026, the shareholders of CMS Energy voted upon the proposals as described in its proxy statement dated March 26, 2026. The results of the shareholder votes are as follows.

1.	Proposal to elect members to the CMS Energy Board of Directors. All of the nominees were elected with the votes for individual nominees as follows:

Number of Votes:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Deborah H. Butler	249,960,034	20,537,029	210,559	13,820,318
Ralph Izzo	268,852,301	1,640,726	214,595	13,820,318
Richard P. Keyes	269,881,299	612,128	214,195	13,820,318
Diane Leopold	269,940,244	559,566	207,812	13,820,318
Garrick J. Rochow	251,112,883	19,377,836	216,903	13,820,318
John G. Russell	246,721,469	23,772,778	213,375	13,820,318
Suzanne F. Shank	267,923,065	2,575,335	209,222	13,820,318
Myrna M. Soto	250,164,278	20,328,365	214,979	13,820,318
John G. Sznewajs	259,536,874	10,955,016	215,732	13,820,318
Ronald J. Tanski	265,603,191	4,889,866	214,565	13,820,318
Laura H. Wright	246,189,708	24,303,411	214,503	13,820,318

2.	Non-binding advisory proposal to approve the compensation paid to CMS Energy’s named executive officers, as disclosed in its proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the related narrative disclosure, was approved, with a vote as follows:

Number of Votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
250,583,557	19,690,248	433,817	13,820,318

3.	Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit CMS Energy’s financial statements for the year ending December 31, 2026 was approved, with a vote as follows:

Number of Votes:

FOR	AGAINST	ABSTAIN
266,522,614	17,797,090	208,236

4.	Proposal to amend the CMS Energy Restated Articles of Incorporation Increasing the Number of Authorized Shares of CMS Common Stock from 350 Million Shares to 700 Million Shares was approved with a vote as follows:

Number of Votes:

FOR	AGAINST	ABSTAIN
272,315,602	11,905,432	306,906

5.	Proposal to amend the CMS Energy Restated Articles of Incorporation to Allow Shareholders to Call a Special Meeting was approved, with a vote as follows:

Number of Votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
263,191,924	7,285,900	229,798	13,820,318

6.	Shareholder Proposal: Shareholder Right to Act by Written Consent did not receive the majority of votes, with a vote as follows:

Number of Votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
97,341,575	172,764,095	601,952	13,820,318

CONSUMERS ENERGY COMPANY

At the concurrent Consumers Energy Company (“Consumers Energy”) 2026 annual meeting of shareholders, the shareholders of Consumers Energy voted upon the proposals as described in its proxy statement dated March 26, 2026. The results of the shareholder votes are as follows.

1.	Proposal to elect members to the Consumers Energy Board of Directors. All of the nominees were elected with the votes for individual nominees as follows:

Number of Votes:
	FOR	WITHHOLD	BROKER NON-VOTE
Deborah H. Butler	84,179,961	12,401	158,125
Ralph Izzo	84,184,068	8,294	158,125
Richard P. Keyes	84,182,276	10,086	158,125
Diane Leopold	84,181,238	11,124	158,125
Garrick J. Rochow	84,183,024	9,338	158,125
John G. Russell	84,183,043	9,319	158,125
Suzanne F. Shank	84,180,320	12,042	158,125
Myrna M. Soto	84,179,668	12,694	158,125
John G. Sznewajs	84,182,967	9,395	158,125
Ronald J. Tanski	84,183,489	8,873	158,125
Laura H. Wright	84,179,964	12,398	158,125

2.	Non-binding advisory proposal to approve the compensation paid to Consumers Energy’s named executive officers, as disclosed in its proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the related narrative disclosure, was approved, with a vote as follows:

Number of Votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
84,170,833	14,625	6,904	158,125

3.	Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit Consumers Energy’s financial statements for the year ending December 31, 2026 was approved, with a vote as follows:

Number of Votes:

FOR	AGAINST	ABSTAIN
84,334,313	13,542	2,632

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1	Amendments to CMS Energy’s Restated Articles of Incorporation

104 Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

CMS ENERGY CORPORATION

Dated: May 13, 2026	By:	/s/ Melissa M. Gleespen
Melissa M. Gleespen
Vice President, Corporate Secretary and Chief Compliance Officer

CONSUMERS ENERGY COMPANY

Dated: May 13, 2026	By:	/s/ Melissa M. Gleespen
Melissa M. Gleespen
Vice President, Corporate Secretary and Chief Compliance Officer